EXHIBIT NUMBER

                                      10.57

                                ONE BRIDGE PLAZA

                                 SALE AGREEMENT

                                     BETWEEN


                      METROPOLITAN LIFE INSURANCE COMPANY,

                             a New York corporation,

                                   AS SELLER,

                                       AND

                         CALI REALTY ACQUISITION CORP.,

                             a Delaware corporation,

                                  AS PURCHASER


                             As of November 26, 1996

                                 SALE AGREEMENT


               THIS SALE AGREEMENT (this "Agreement") is made as of November 26, 1996 (the "Effective Date"), by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Seller"), and CALI REALTY ACQUISITION CORP., a Delaware corporation ("Purchaser").


                              W I T N E S S E T H:


                                    ARTICLE I

                                PURCHASE AND SALE

               Section 1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, the following:

               (a) that  certain  tract or  parcel  of land  situated  in Bergen
County, New Jersey, more particularly described in Exhibit A attached hereto and made a part hereof, together with all rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys, rights-of-way, easements, and any appurtenances and other rights and benefits belonging, or in any way related thereto (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "Land");

               (b) the  buildings,  structures,  fixtures,  equipment  and other improvements affixed to or located on the Land, including without limitation, all mechanical, electrical, heating, ventilation, air conditioning, plumbing, elevator and escalator fixtures, systems and equipment, excepting and excluding fixtures owned by a tenant which does not become the property of Seller, as landlord, under a lease with such tenant, or by operation of law (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "Improvements");

               (c) any and all of Seller's right, title and interest in and to all tangible personal property located upon the Land or within the Improvements, including, without limitation, any and all appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by Seller (excluding cash and any software), located on and used exclusively in connection with the operation of the Land and the Improvements, which personal property includes without limitation the personal property listed on Exhibit B attached hereto (the property described in clause (C) of this Section 1.1 being herein referred to collectively as the "Personal Property"); provided, however, that no portion of the Purchase Price (as defined in Section
1.3 hereof) is being allocated to or paid for the Personalty;

               (d) All of Seller's estate, right, title and interest, if any, in and to any land lying in the bed of any street, road, avenue, alley, way or boulevard which abuts the Land, including any strips and gores between the Land and abutting properties, and all right, title and interest of Seller, if any, in and to any award made or to be made in lieu thereof and in and to any award for damage to the Land or the Improvements by reason of any change of grade in any street, road, avenue, way or boulevard;

               (e) any and all of Seller's right, title and interest in and to the leases, licenses and occupancy agreements covering all or any portion of the Real Property, to the extent they are in effect on the date of the Closing (as such term is defined in Section 4.1 hereof) (the property described in clause
(d) of this Section 1.1 being herein referred to collectively as the "Leases"), together with all rents and other sums due thereunder (the "Rents") and any and all security deposits in Seller's possession in connection therewith (the "Security Deposits"); and

               (f) any and all of Seller's  right,  title and interest in and to
(i) copies of all plans, specifications, architectural and engineering drawings, prints, surveys, soil and substrata studies, relating to the Land, Improvements or Personal Property in Seller's possession, (ii) all non-proprietary operating manuals and books, data and records regarding the Property and its component systems in Seller's possession, (iii) all assignable contracts and agreements (collectively, the "Operating Agreements") listed and described on Exhibit C attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property, (iv) all assignable existing warranties and guaranties (express or implied) issued to Seller in connection with the Improvements or the Personal Property, (v) all assignable existing permits, licenses, certificates of occupancy, approvals and authorizations issued by any governmental authority in connection with the Property, and (vi) the non-exclusive right to the name "One Bridge Plaza" (the property described in clause (f) of this Section 1.1 being sometimes herein referred to collectively as the "Intangibles").

               Section 1.2 Property Defined. The Land and the Improvements are hereinafter sometimes referred to collectively as the "Real Property." The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property."

               Section 1.3 Purchase Price. Seller is to sell and Purchaser is to purchase the Property for the amount of TWENTY-SEVEN MILLION AND 00/100 DOLLARS ($27,000,000.00) (the "Purchase Price").

               Section 1.4 Payment of Purchase Price. The Purchase Price (which amount shall include the Deposit, as defined in Section 1.5 hereof, and which Deposit shall be credited against the Purchase Price at the Closing), as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available funds to a bank account designated by Seller in writing to Purchaser at least three (3) days prior to the Closing.

               Section 1.5 Deposit. Purchaser is depositing with Stewart Title Guaranty Company (hereinafter sometimes referred to as the "Escrow Agent" or the "Title Company"), having an office at Crossroads Corporate Center, One International Boulevard, Suite 600, Mahwah, New Jersey 07495 Attention: Jeffrey
C. Louis, (a) simultaneously with the execution and delivery of this Agreement, the sum of FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00) (the "Initial Deposit"), and (b) in the event that Purchaser gives Seller an Investigation Notice (as defined in Section 3.3 hereof) no later than December 3, 1996 stating Purchaser's intention to proceed hereunder, the sum of TWO MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($2,200,000.00) (the "Additional Deposit") in good funds, either by check or by federal wire transfer (the Initial Deposit and the Additional Deposit being hereinafter collectively referred to as the "Deposit"). The Escrow Agent shall hold the Initial Deposit and Additional Deposit in an interest-bearing account reasonably acceptable to Seller and Purchaser, in accordance with the terms and conditions of this Agreement. All interest on the Deposit shall be deemed income of Purchaser, and Purchaser shall be responsible for the payment of all costs and fees imposed on the Deposit account. The Deposit and all accrued interest shall be distributed in accordance with the terms of this Agreement. The failure of Purchaser to timely deliver any portion of the Deposit hereunder shall entitle Seller, at Seller's sole option, to terminate this Agreement immediately and the Initial Deposit, if previously deposited with Escrow Agent, shall be refunded to Purchaser. Any interest earned on the Deposit shall be credited to Purchaser at the Closing. If the transaction contemplated by this Agreement closes in accordance with the terms and conditions of this Agreement, at the Closing, the Deposit shall be delivered by Escrow Agent to Seller as payment towards the Purchase Price. If the transaction contemplated by this Agreement fails to close, the Deposit shall be delivered by Escrow Agent to the party entitled to the same pursuant to the terms of this Agreement and the accrued interest shall be delivered by Escrow Agent to Purchaser.

               Section 1.6 Escrow Agent. Escrow Agent shall hold and dispose of the Deposit in accordance with the terms of this Agreement. Seller and Purchaser agree that the duties of the Escrow Agent hereunder are purely ministerial in nature and shall be expressly limited to the safekeeping and disposition of the Deposit in accordance with this Agreement. Escrow Agent shall incur no liability in connection with the safekeeping or disposition of the Deposit for any reason other than Escrow Agent's willful misconduct or gross negligence. If only one party makes demand for payment of the Deposit, Escrow Agent shall promptly give written notice to the other party of such demand. Escrow Agent is authorized and directed to honor such demand unless the other party objects to Escrow Agent in writing within ten (10) days after receipt of Escrow Agent's notice. In the event that Escrow Agent shall be in doubt as to its duties or obligations with regard to the Deposit, or in the event that Escrow Agent receives conflicting instructions from Purchaser and Seller with respect to the Deposit, Escrow Agent shall not be required to disburse the Deposit and may, at its option, continue to hold the Deposit until both Purchaser and Seller agree as to its disposition, or until a final judgment is entered by a court of competent jurisdiction directing its disposition, or Escrow Agent may interplead the Deposit in accordance with the laws of the state in which the Property is located.

               Escrow Agent shall not be responsible for any interest on the Deposit except as is actually earned, or for the loss of any interest resulting from the withdrawal of the Deposit prior to the date interest is posted thereon.

               Escrow Agent shall execute this Agreement solely for the purpose of being bound by the provisions of Sections 1.5 and 1.6 hereof.


                                   ARTICLE II

                                TITLE AND SURVEY


               Section 2.1 Existing Title and Survey Matters. Purchaser acknowledges and agrees that: (a) Purchaser has obtained prior to the Effective
Date: (i) a title insurance policy (the "Owner's Title Policy") dated November 8, 1996 and issued by Stewart Title Guaranty Company (Case Number US 2126); and
(ii) a copy of the land title survey prepared by Boswell Engineering dated September 20, 1996, for the Land and the Improvements (the "Survey"); (b)

Purchaser has had an opportunity, prior to the Effective Date, to order and receive its own title report from the Title Company and survey for the Land and the Improvements; and (C) the matters (the "Existing Title And Survey Matters") set forth on Exhibit R attached hereto and made a part hereof, have been agreed to and accepted by Purchaser. Seller agrees that title to the Real Property shall be delivered to Purchaser subject only to the title exceptions shown on Exhibit R and Purchaser has agreed to and accepted the same.

               Section 2.2 Pre-Closing "Gap" Title Defects. Purchaser may, at or prior to Closing, notify Seller in writing (the "Gap Notice") of any objections to title that are not Permitted Exceptions (as defined in Section 2.3) (a) raised by the Title Company between the Effective Date and the Closing and (b) not disclosed by the Title Company or otherwise known to Purchaser prior to the Effective Date (collectively, "Defects"); provided that Purchaser must notify Seller of any such Defect within a reasonable time (but not more than five (5) business days) of being made aware of the existence of such Defect. If Purchaser sends a Gap Notice to Seller, Seller shall have ten (10) business days after receipt of the Gap Notice to notify Purchaser (a) that Seller will remove any Defect described therein from title on or before the Closing; provided that Seller may extend the Closing for such period as shall be required to effect such cure, but not beyond thirty (30) days; or (b) that Seller elects not to cause any such Defect to be removed. The procurement by Seller of an endorsement to the Title Policy (as defined in Section 2.4 hereof) insuring Purchaser against any Defect which was disapproved pursuant to this Section 2.2 shall be deemed a cure by Seller of such disapproval. If Seller gives Purchaser notice under clause (b) above, Purchaser shall have ten (10) business days in which to notify Seller that Purchaser will nevertheless proceed with the purchase and take title to the Property subject to such Defects, or that Purchaser will terminate this Agreement (it being understood and agreed that if Purchaser shall fail to notify Seller of its election within said ten-day period, then Purchaser shall be deemed to have elected to terminate this Agreement). If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then (1) neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), (2) Seller shall direct Escrow Agent to refund the Deposit to Purchaser, and (3) Seller shall refund to Purchaser all charges made for (i) examining the title; (ii) any appropriate additional municipal searches made in accordance with this Agreement; and (iii) survey and survey inspection charges. Notwithstanding anything hereinbefore provided to the contrary, in all events, Purchaser shall be deemed to have objected to, and Seller, shall be obligated to discharge and remove, the following title exceptions: (i) any title exceptions which are mortgages or similar encumbrances entered into by Seller; (ii) any title exceptions created by Seller after the date hereof and prior to the Closing; (iii) any title exceptions which can be removed or cured solely by the payment of money, provided the aggregate cost thereof does not exceed ONE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($150,000.00); and (iv) those title exceptions shown in the Owner's Title Policy that are not shown on Exhibit R.

               Section 2.3 Permitted Exceptions. The Property shall be conveyed subject to the following matters, which are hereinafter referred to as the "Permitted Exceptions":

               (a) those matters that either are not objected to in writing as provided in Section 2.2 hereof, or if objected to in writing by Purchaser, are those which Seller has elected not to remove or cure (to the extent that Seller may make such election under this Agreement), or has been unable to remove or cure, and subject to which Purchaser has elected or is deemed to have elected to accept the conveyance of the Property;

               (b) the rights of tenants under the Leases;

               (c) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to adjustment as herein provided;

               (d) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

               (e) the Existing Title And Survey Matters.

               Section 2.4 Conveyance of Title.

               (a) At Closing, Seller shall convey and transfer to Purchaser insurable title (as that term is hereinafter defined) to the Land and Improvements (i.e., that portion which constitutes real property) in recordable form, subject to no liens, claims, encumbrances, rights-of-way, easements, restrictions, reservations, covenants, conditions, claims, liabilities, charges, reversions or other agreements or any other matter affecting title, except for the Permitted Exceptions, and such other facts any updated survey or survey inspections thereof would show, provided such other state of facts do not affect insurable title or materially restrict or prohibit the maintenance or use of the Improvements for their present purposes. The words "insurable title" and "insurable" as used in this Agreement are hereby defined to mean title which is insurable at standard rates (without special premium) by the Title Company or another national title company without exception other than the Permitted Exceptions, and standard printed policy and survey exceptions. Evidence of delivery of such title shall be the issuance by the Title Company, or another national title company, of an ALTA (10-17-92) Owner's Policy of Title Insurance (the "Title Policy") covering the Real Property, in the full amount of the Purchase Price, subject only to the Permitted Exceptions.

               (b) Seller shall comply with all notes or notices of violations of law or municipal ordinances, orders or requirements noted in or issued by any governmental department having authority as to lands, buildings, fire, health and labor conditions affecting the Property (hereinafter collectively referred to as "Laws") as of the Effective Date. Seller shall comply with all notes or notices of violations of Law arising between the Effective Date and the Closing provided that the aggregate cost of removing such violations and performing any related repairs does not exceed FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00). The Property shall be transferred free of them at the Closing. Seller shall furnish Purchaser with any authorizations necessary to make the searches that could disclose these matters. Notwithstanding the forgoing, to the extent that any of the Leases requires the tenants thereunder to comply with Laws, Seller shall have no obligation to cure any violations of Laws prior to the Closing which are the obligations of such tenants to cure pursuant to the terms of the Leases; provided, however, that Seller shall notify any tenant of a violation caused by such tenant and shall take all actions reasonably necessary to cause the tenant to cure the same in the manner required under the terms of such tenant's Lease. Notwithstanding anything hereinbefore provided to the contrary, in the event that either (1) the aggregate cost of removing violations of Law arising between the date of this Agreement and the Closing (which are not the obligation of any tenant to cure) and performing any related repairs exceeds

FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00), or (2) after November 27, 1996 a tenant causes a violation of Law [or, after November 27, 1996, Purchaser becomes aware of a violation of Law caused by a tenant which Purchaser could not, in the exercise of due diligence, have been made aware of during the Inspection Period (as defined in Section 3.3)] which is not cured by the Closing and such violation is capable of being cured by an expenditure of money whose cost is estimated to exceed FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00), then Purchaser may, at its option, (a) terminate this Agreement by written notice to Seller, in which event neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement) and the sole liability of Seller shall be as provided in the fifth sentence of Section 2.2 above, or (b) subject to the terms of this Section 2.4(b), Purchaser may purchase the Property with such violations.


                                   ARTICLE III

                               REVIEW OF PROPERTY

               Section 3.1 Right of Inspection. Purchaser acknowledges and agrees that it has had an opportunity, prior to the Effective Date, to make any and all physical and other inspections of the Property as Purchaser has deemed necessary and/or appropriate in connection with the transaction contemplated by this Agreement, and that Purchaser has agreed, subject to the next sentence and the provisions of Article VII hereof, to accept the Property at the Closing in the condition that exists on the Effective Date, reasonable wear and tear excepted. Seller acknowledges and agrees that Purchaser has not completed its review of, and has not, as of the Effective Date approved of, any of the component systems that may be related to the perimeter leaking, including the building skin, roof, cover, flashing details, parapet - shroud and exterior wall systems, or the terms and conditions of that certain Electric Energy Savings Purchase Agreement dated August 31, 1994 (the "Electric Agreement"). Seller acknowledges and agrees that Purchaser shall have the right to make additional physical and other inspections of the Property after the Effective Date in accordance with the terms of that certain access agreement dated November 8, 1996 between Seller and Purchaser. Seller agrees to extend the right of access to the Property under the foregoing access agreement from November 15, 1996 to the date of the Closing.

               Section 3.2 Environmental  Reports.  PURCHASER  ACKNOWLEDGES THAT
(1) PURCHASER HAS RECEIVED COPIES OF THE ENVIRONMENTAL REPORTS LISTED ON EXHIBIT D ATTACHED HERETO, (2) IF SELLER DELIVERS ANY ADDITIONAL ENVIRONMENTAL REPORTS TO PURCHASER, PURCHASER WILL ACKNOWLEDGE IN WRITING THAT IT HAS RECEIVED SUCH REPORTS PROMPTLY UPON RECEIPT THEREOF, AND (3) ANY ENVIRONMENTAL REPORTS DELIVERED OR TO BE DELIVERED BY SELLER OR ITS AGENTS OR CONSULTANTS TO PURCHASER ARE BEING MADE AVAILABLE SOLELY AS AN ACCOMMODATION TO PURCHASER AND MAY NOT BE RELIED UPON BY PURCHASER IN CONNECTION WITH THE PURCHASE OF THE PROPERTY. PURCHASER AGREES THAT SELLER SHALL HAVE NO LIABILITY OR OBLIGATION WHATSOEVER FOR ANY INACCURACY IN OR OMISSION FROM ANY ENVIRONMENTAL REPORT. PURCHASER ACKNOWLEDGES AND AGREES THAT IT HAS CONDUCTED, PRIOR TO THE EFFECTIVE DATE, ITS OWN INVESTIGATION OF THE ENVIRONMENTAL CONDITION OF THE PROPERTY TO THE EXTENT PURCHASER DEEMED SUCH AN INVESTIGATION TO BE NECESSARY OR APPROPRIATE, AND PURCHASER HAS APPROVED OF THE ENVIRONMENTAL CONDITION OF THE PROPERTY.

               Section 3.3 Right of Termination. During the period beginning upon the Effective Date and ending at 5:00 p.m. (local time at the Property) on December 3, 1996 (hereinafter referred to as the "Inspection Period"), Purchaser shall have the right to examine at the Property (or the property manager's office, as the case may be) documents and files located at the Property or the property manager's office concerning the leasing, maintenance and operation of the Property, but excluding Seller's partnership or corporate records, internal memoranda, financial projections, budgets, appraisals, accounting and tax records and similar proprietary, confidential or privileged information (collectively, the "Confidential Documents"). If based upon its examination of the Confidential Documents, Purchaser determines in its sole discretion that the Property or any aspect thereof is unsuitable for Purchaser's acquisition, Purchaser shall have the right to terminate this Agreement as hereinafter provided in the first paragraph of this Section 3.3. Purchaser shall elect to either proceed with the purchase of the Property or terminate this Agreement by giving written notice of its intention to Seller and Escrow Agent (the "Investigation Notice") no later than December 3, 1996. In the event that the Investigation Notice is not received by Seller by December 3, 1996 (time being of the essence), Purchaser shall be deemed to have elected not to proceed hereunder. If (i) Seller shall not have received the Investigation Notice by December 3, 1996, or (ii) Seller shall have received the Investigation Notice by December 3, 1996 stating Purchaser's intention not to proceed hereunder (time being of the essence), then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), and Seller shall direct and authorize Escrow Agent to promptly return the Initial Deposit to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser gives Seller, no later than December 3, 1996, an Investigation Notice stating Purchaser's intention to proceed hereunder accompanied by the Additional Deposit, then Purchaser shall be deemed to have elected to proceed with the purchase of the Property pursuant to the terms hereof.

               Purchaser shall also have the following  rights to terminate this
Agreement: (i) at any time during the period from the Effective Date to December 3, 1996, in the event that the condition of any of the component systems that may be related to the perimeter leaking, including the building skin, roof, cover, flashing details, parapet-shroud and exterior wall systems, is unacceptable to Purchaser, or if the terms and conditions of the Electric Agreement are satisfactory to Purchaser, and (ii) at any time during the period from the Effective Date up to and including the date of the Closing, in the event that any of the representations and warranties of Seller in Section 5.1 hereof, without taking into account the knowledge standard, is incorrect. If this Agreement is terminated by Purchaser in accordance with the immediately preceding sentence, Seller shall direct and authorize Escrow Agent to promptly return the Deposit, or portion thereof previously deposited with Escrow Agent, to Purchaser, and each party shall bear its own costs incurred hereunder.

               Section 3.4 Review of Tenant Estoppels. Seller shall deliver to each tenant of the Property an estoppel certificate in substantially the form of Exhibit E attached hereto (the "Tenant Estoppels"), and shall request that the tenants complete and sign the Tenant Estoppels and return them to Seller. Seller shall deliver copies of the completed Tenant Estoppels to Purchaser as Seller receives them by means of transmittal letters that indicate that Purchaser has five (5) business days to object to the Tenant Estoppels sent therewith. Purchaser shall notify Seller within five (5) business days of receipt of any

Tenant Estoppel in the event Purchaser determines such Tenant Estoppel is not acceptable to Purchaser along with the reasons for such determination. In the event that Seller's transmittal letter indicates that Purchaser has five (5) business days to object to the Tenant Estoppels delivered therewith and Purchaser fails to give such notice within such five (5) business day period, then any such Tenant Estoppel shall be deemed to be acceptable to Purchaser. In the event that Seller fails to obtain the Tenant Estoppels (or in lieu thereof, at Seller's option, Seller estoppels therefor) that are satisfactory to Purchaser with respect to tenants of the Property that meet the tenant estoppel standards described on Exhibit F attached hereto on or before five (5) days prior to Closing, Purchaser shall have the right to terminate this Agreement by written notice to Seller. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), the Deposit shall be returned to Purchaser, and the sole liability of Seller shall be as provided in the fifth sentence of Section 2.2 above. If Purchaser fails to give Seller a notice of termination as set forth above, Purchaser shall be deemed to have approved the Tenant Estoppels (and Seller estoppels, if applicable) and to have elected to proceed with the purchase of the Property pursuant to the terms hereof. Any Tenant Estoppel which is received from a tenant after Seller provides its own estoppel may be substituted for Seller's estoppel and Seller shall have no further liability thereunder, provided that such Tenant Estoppel contains no changes or, if changed, is otherwise reasonably acceptable to Purchaser. The provisions of this Section 3.4 shall survive the Closing.


                                   ARTICLE IV

                                     CLOSING

               Section 4.1 Time and Place. The consummation of the transaction contemplated hereby (the "Closing") shall be held at Seller's offices at 200 Park Avenue, 12th floor, New York, NY, and at Seller's option, on either December 16, 1996 or January 15, 1997. Seller shall notify Purchaser in writing no later than December 9, 1996 as to which of the foregoing dates it has selected for the Closing. At the Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3 hereof, the performance of which obligations shall be concurrent conditions; provided that the Deed shall not be recorded until Seller receives confirmation that Seller has received the full amount of the Purchase Price, adjusted by prorations as set forth herein.

               Section 4.2 Seller's Obligations at Closing. At Closing, Seller shall:

               (a) deliver to Purchaser a duly executed and acknowledged bargain and sale deed (the "Deed") in the form attached hereto as Exhibit G, conveying the Land and Improvements, subject only to the Permitted Exceptions. At Seller's option, and for convenience, Seller may omit from the Deed the recital of any or all of the "subject to" clauses concerning the Permitted Exceptions, but the same shall nevertheless survive the Closing and delivery of the Deed. The terms of the immediately preceding sentence shall survive the Closing and the delivery of the Deed;

               (b) deliver to Purchaser a duly executed and acknowledged bill of sale (the "Bill of Sale") conveying the Personal Property without warranty of title or use and without warranty, express or implied, as to merchantability and fitness for any purpose and in the form attached hereto as Exhibit H;

               (c) assign to Purchaser, and Purchaser shall assume, the landlord/lessor interest in and to the Leases, Rents and Security Deposits, and any and all obligations to pay leasing commissions and finder's fees with respect to the Leases and amendments, renewals and expansions thereof, to the extent provided in Section 4.4(b)(v) hereof, by a duly executed and acknowledged assignment and assumption agreement (the "Assignment of Leases") in the form attached hereto as Exhibit I pursuant to which (i) Seller shall indemnify
Purchaser and hold Purchaser harmless from and against any and all claims pertaining thereto arising prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining thereto arising from and after the Closing, including without limitation, claims made by tenants with respect to tenants' Security Deposits to the extent paid, credited or assigned to Purchaser;

               (d) to the extent assignable, assign to Purchaser, and Purchaser shall assume, Seller's interest in the Operating Agreements and the other Intangibles by a duly executed and acknowledged assignment and assumption agreement (the "Assignment of Contracts") in the form attached hereto as Exhibit J pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining thereto arising prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining thereto arising from and after the Closing;

               (e) join with Purchaser to execute a notice (the "Tenant Notice") in the form attached hereto as Exhibit K, which Purchaser shall send to each tenant under each of the Leases promptly after the Closing, informing such tenant of the sale of the Property and of the assignment to Purchaser of
Seller's interest in, and obligations under, the Leases (including, if applicable, any Security Deposits), and directing that all Rent and other sums payable after the Closing under each such Lease be paid as set forth in the notice;

               (f) In the event that any representation or warranty of Seller needs to be modified, deliver to Purchaser a certificate, dated as of the date of Closing and executed on behalf of Seller by a duly authorized officer thereof, identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the Closing, and (ii) is expressly permitted pursuant to this Agreement or is beyond the reasonable control of Seller to prevent; provided, however, that the occurrence of a change shall constitute the non-fulfillment of the condition set forth in Section 4.6(b) hereof and shall entitle Purchaser to receive the return of the Deposit plus reimbursement by Seller to Purchaser of Purchaser's actual out-of-pocket expenses in connection with any such default or breach (but in no event shall such reimbursement exceed the sum of $25,000.00), which return and reimbursement shall operate to terminate this Agreement and release Seller from any and all liability hereunder. If, despite changes or other matters described in such certificate, the Closing occurs, Seller's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

               (g) deliver to Purchaser such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

               (h) deliver to Purchaser a certificate in the form attached hereto as Exhibit L duly executed by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980;

               (i) deliver to Purchaser an original (or a photocopy, to the extent an original is not in the possession of Seller or its managing agent for the Property) executed counterpart of each of the Leases and the Operating Agreements, together with such leasing and property files and records located at the Property or the property manager's office which are material in connection with the continued operation, leasing and maintenance of the Property, but excluding any Confidential Documents. For a period of three (3) years after the Closing, Purchaser shall allow Seller and its agents and representatives access without charge to all files, records and documents delivered to Purchaser at the Closing, upon reasonable advance notice and at all reasonable times, to examine and make copies of any and all such files, records and documents, which right shall survive the Closing. Seller shall upon request of Purchaser after Closing, assist Purchaser in its preparation of audited financial statements, statements of income and expense and such other documentation as Purchaser may reasonably request covering the period of Seller's ownership of the Property;

               (j) deliver such affidavits, including without limitation an affidavit of title, as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Seller;

               (k)  deliver  to  Purchaser   possession  and  occupancy  of  the
Property, subject only to the Permitted

Exceptions;

               (l) deliver to Purchaser a Letter of Non-Applicability issued by the State of New Jersey Department of Environmental Protection and Energy with respect to the Property, which letter confirms the non-applicability of the Industrial Site Recovery Act (formerly known as the New Jersey Environmental Cleanup Responsibility Act) and the regulations promulgated thereunder with respect to the Property;

               (m) execute and acknowledge a closing statement acceptable to Seller and Purchaser;

               (n) deliver all such transfer and other tax declarations and returns and information returns, duly executed and sworn to by Seller as may be required of Seller by law in connection with the conveyance of the Property to Purchaser, including but not limited to, Internal Revenue Service forms 1099-S and 1096;

               (o) deliver all non-proprietary books, records, plans, specifications, drawings, permits, business licenses, certificates of occupancy, keys (with appropriate identification), and other documents or items, if any, in Seller's possession or control and relating to the operation of the Property; and

               (p) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

               Section 4.3 Purchaser's Obligations at Closing. At Closing, Purchaser shall:

               (a) pay to Seller the full amount of the Purchase Price (it being understood that a portion of the Purchase Price may be payable by the disbursement by Escrow Agent of the Deposit to Seller at the Closing in immediately available wire transferred funds), as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 1.4 hereof;

               (b) join Seller in execution of the Assignment of Leases, Assignment of Contracts and Tenant Notices;

               (c) In the event that any representation or warranty of Purchaser set forth in Sections 5.5(a) or (b) hereof needs to be modified due to changes since the Effective Date, deliver to Seller a certificate, dated as of the date of Closing and executed on behalf of Purchaser by a duly authorized representative thereof, identifying any such representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Purchaser be liable to Seller for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty set forth in Sections 5.5(a) or (b) hereof which results from any change that (i) occurs between the Effective Date and the date of Closing and
(ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Purchaser to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of Purchaser to prevent shall, if materially adverse to Seller, constitute the non-fulfillment of the condition set forth in Section 4.7(C) hereof; if, despite changes or other matters described in such certificate, the Closing occurs, Purchaser's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

               (d) deliver to Seller such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser;

               (e) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Purchaser;

               (f) execute a closing statement acceptable to Purchaser and Seller; and

               (g) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

               Section 4.4 Credits and Prorations.

               (a) All income and expenses of the Property shall be apportioned as of 12:01 a.m., on the day of Closing, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs. Such prorated items shall include without limitation the following:

                   (i)all Rents, if any;

                   (ii)taxes, sewer rents, street vault charges and assessments, if any, on the basis of the fiscal year or period for which assessed, except that if the Closing shall occur before the tax rate, sewer rent, street vault charges or assessment is fixed, then the apportionment of taxes, sewer rents, street vault charges or assessments shall be upon the basis of the tax rate, sewer rent, street vault charge or assessment for the next preceding year applied to the latest assessed valuation available at the time of Closing;

                   (iii) utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing (dated not more than fifteen (15) days prior to Closing), subject however to readjustment, as hereinafter provided, or, if unmetered, on the basis of a current bill for each such utility. The reading taken subsequent to, and as soon as possible following, the Closing will then be apportioned on a per diem basis from the date of such reading immediately prior thereto and Seller shall either pay the undercharge to Purchaser, or be reimbursed the overcharge by Purchaser based upon a comparison of the readings taken prior and subsequent to the Closing;

                   (iv)all  amounts  payable  under  brokerage   agreements  and
                   Operating   Agreements,   pursuant   to  the  terms  of  this
                   Agreement; and

                   (v)any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the county in which the Property is located.

               (b) Notwithstanding anything contained in Section 4.4(a) hereof:

                   (i)At Closing, (A) Seller shall, at Seller's option, either deliver to Purchaser any Security Deposits actually held by Seller pursuant to the Leases or credit to the account of Purchaser the amount of such Security Deposits (to the extent such Security Deposits have not been applied against delinquent Rents or otherwise as provided in the Leases), and
                   (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property which Seller has assigned to Purchaser, or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits;

                   (ii)Any taxes paid at or prior to Closing shall be prorated based upon the amounts actually paid. If taxes and assessments due and payable during the year of Closing have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing and Purchaser shall pay the taxes and assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves within thirty (30) days after such amounts are determined following Closing, subject to the provisions of Section 4.4(d) hereof;

                   (iii)Charges referred to in Section 4.4(a) hereof which are payable by any tenant to a third party shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the tenant responsible therefor for the payment of the same;

                   (iv)As to utility charges referred to in Section 4.4(a)(iii) hereof, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing or any termination of this Agreement;

                   (v)Purchaser shall be responsible for the payment of (A) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) as a result of any new Leases, or any renewals, amendments or expansions of existing Leases, signed during the Lease Approval Period (as hereinafter defined) and, if required, approved or deemed approved in accordance with Section 5.4 hereof; and (B) all Tenant Inducement Costs and leasing commissions with respect to new Leases, or renewals, amendments or expansions of existing Leases, signed or entered into from and after the date of Closing; and (C) all Tenant Inducement Costs and leasing commissions listed on Exhibit M attached hereto; and (D) building capital costs for the projects listed on Exhibit M for work to be performed during the period from and after the date of Closing. If, as of the date of Closing, Seller shall have paid any Tenant Inducement Costs, leasing commissions or building capital costs for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. For purposes hereof, the term "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the date of Closing and that Purchaser shall bear such loss from and after the date of Closing. For purposes hereof, the term "Lease Approval Period" shall mean the period from the Effective Date until the date of Closing;

                   (vi) Unpaid and delinquent Rent collected by Seller and Purchaser after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent Rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such Rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent Rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such Rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree that (i) all delinquent Rent received by Seller or Purchaser within the first ninety (90) day period after the date of Closing shall be applied (1) first to one month's delinquent Rent, if any, in the order of maturity, (2) then to one month's current Rent, and (3) then to one month's delinquent Rent, and (ii) all Rent received by Seller or Purchaser after the first ninety (90) day period after the date of Closing shall be applied first to current Rent and then to delinquent Rent, if any, in the inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all Rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent Rents. Seller may attempt to collect any delinquent Rents owed
                   Seller and may institute any lawsuit or collection procedures, but may not evict any tenant or terminate any Lease. In the event that there shall be any Rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as year end common area expense reimbursements and the like), then any Rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller's portion thereof shall be remitted promptly to

Seller by Purchaser.

               (c) Except as otherwise provided herein, any revenue or expense amount which cannot be ascertained with certainty as of Closing shall be prorated on the basis of the parties' reasonable estimates of such amount, and shall be the subject of a final proration ninety (90) days after Closing, or as soon thereafter as the precise amounts can be ascertained. Purchaser shall promptly notify Seller when it becomes aware that any such estimated amount has been ascertained. Once all revenue and expense amounts have been ascertained, Purchaser shall prepare, and certify as correct, a final proration statement which shall be subject to Seller's approval. Upon Seller's acceptance and approval of any final proration statement submitted by Purchaser, such statement shall be conclusively deemed to be accurate and final.

               (d) Subject to the final sentence of Section 4.4(C) hereof, the provisions of this Section 4.4 shall survive Closing.

               Section 4.5 Transaction Taxes and Closing Costs.

               (a) Seller and Purchaser shall execute such returns, questionnaires and other documents as shall be required with regard to all applicable real property transaction taxes imposed by applicable federal, state or local law or ordinance;

               (b) Seller shall pay the fees of any counsel representing Seller in connection with this transaction. Seller shall also pay the following costs and expenses:

                   (i) one-half of the escrow fee, if any, which may be charged by the Title Company;

                   (ii) any transfer tax, sales tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property; and

                   (iii) the fees for Seller's Broker.

               (c) Purchaser shall pay the fees of any counsel representing Purchaser in connection with this transaction. Purchaser shall also pay the following costs and expenses:

                   (i) one-half of the escrow fee, if any, which may be charged by the Title Company;

                   (ii) the fee for the title examination and the Title Commitment and the premium for the Owner's Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing, and all endorsements thereto;

                   (iii) the cost of the Survey;

                   (iv) the fees for recording the Deed; and

                   (v) the fees for Purchaser's Broker, if any.

               (d) The Personal Property is included in this sale without charge;

               (e) All costs and expenses incident to this transaction and the closing thereof, and not specifically described above, shall be paid by the party incurring same; and

               (f) The provisions of this Section 4.5 shall survive the Closing.

               Section 4.6 Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

               (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2 hereof;

               (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement);

               (c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing; and

               (d) Title Company is unconditionally prepared to issue to Purchaser a title policy meeting the requirements set forth in Section 2.4(a) hereof for an "insurable title".

               Section 4.7 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

               (a) Seller shall have received the Purchase Price as adjusted as provided herein, pursuant to and payable in the manner provided for in this Agreement;

               (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3 hereof;

               (c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement); and

               (d) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing.

                                    ARTICLE V

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

               Section 5.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 4.2(f) hereof:

               (a) Organization and Authority. Seller is duly organized, validly existing and qualified and empowered to conduct its business. Seller has the full right and authority to enter into this Agreement and to transfer all of the Property and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of Seller is authorized to do so. Neither the execution and delivery of this Agreement nor its performance by Seller will conflict with or result in the breach of any contract, agreement, law, rule or regulation to which Seller is a party or by which Seller is bound. This Agreement is valid and enforceable against Seller in accordance with its terms and each instrument to be executed by Seller pursuant to this Agreement or in connection herewith will, when executed and delivered, be valid and enforceable against Seller in accordance with its terms;

               (b) Pending Actions. To Seller's knowledge, Seller has not received written notice of any pending action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding affecting the Property;

               (c) Operating Agreements. To Seller's knowledge, the Operating Agreements listed on Exhibit C are all of the agreements concerning the operation and maintenance of the Property entered into by Seller and affecting the Property, except those operating agreements that are not assignable or are to be terminated by Seller within thirty (30) days after the Closing, and except any agreement with Seller's property manager, which shall be terminated by Seller. The copies of the Operating Agreements which will be assigned and delivered to Purchaser by Seller will be true and complete copies. To Seller's knowledge, neither party is in material default under the terms of any of the Operating Agreements;

               (d) Lease Brokerage. To Seller's knowledge, there are no agreements with brokers providing for the payment from and after the Closing by Seller or Seller's successor-in-interest of leasing commissions or fees for procuring tenants with respect to the Property, except as disclosed in Exhibit N hereto;

               (e) Condemnation. To Seller's knowledge, neither Seller nor Seller's property manager has received any written notice of any pending or proposed condemnation proceedings relating to the Property;

               (f) Litigation. To Seller's knowledge, except as set forth on Exhibit O attached hereto, and except proceedings for the collection of delinquent rentals from tenants and proceedings related to claims for personal injury or damage to property due to events occurring at the Property, Seller has not received written notice of any pending litigation which has been filed against Seller that arises out of the ownership of the Property;

               (g) Violations. To Seller's knowledge, except as set forth on Exhibit P attached hereto, neither Seller nor Seller's property manager has received written notice of any uncured violation of any federal, state or local law (including without limitation environmental laws) from any governmental or quasi-governmental agency or authority relating to the construction, use or operation of the Property;

               (h) Leases. To Seller's knowledge, the rent roll attached hereto as Exhibit Q is accurate in all material respects, and lists all of the leases currently affecting the Property. The copies of the Leases which will be assigned and delivered to Purchaser by Seller will be true and complete copies. To Seller's knowledge, except as set forth on Exhibit Q, neither Seller nor any tenant under its Lease is in default under such Lease, and to Seller's knowledge, no event or condition exists which with the giving of notice, passage of time or both will constitute such a default. Seller has not assigned the Leases to any other party. Seller has delivered to Purchaser a true and complete copy of each Lease set forth on Exhibit Q. To Seller's knowledge, except as set forth on Exhibit Q, there are no other agreements with any tenant regarding its occupancy of any space in the Property. The list of Security Deposits set forth on Exhibit Q is a correct and complete list of all of the security deposits from any tenant regarding its occupancy of any space in the Property;

               (i) Union Contracts; Employees. To Seller's knowledge, there are no union contracts or collective bargaining agreements affecting the Property which will be binding upon Purchaser subsequent to the Closing. There will be no employees of Seller or its property manager at the Property after the Closing; and

               (j) Environmental Reports. To Seller's knowledge, the copies of the environmental reports listed on Exhibit D and which have been delivered to Purchaser are true and complete copies.

               Section 5.2 Knowledge Defined. References to the "knowledge" of Seller shall refer only to the current actual knowledge of the Designated Employees (as hereinafter defined) of Seller, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any affiliate of Seller, to any property manager, or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains [except with respect to the representations and warranties set forth in Sections 5.1(c), 5.1(e), 5.1(g) and 5.1(i) as to which such Designated Employees shall undertake due inquiry, which shall be deemed to mean only due inquiry of Seller's property manager]. As used herein, the term "Designated Employees" shall refer to W. Mark Keeney and Robert LoCascio.

               Section 5.3 Survival of Seller's Representations and Warranties. The representations and warranties of Seller set forth in Section 5.1 hereof as updated as of the Closing in accordance with the terms of this Agreement, shall survive Closing for a period of two hundred seventy (270) days. No claim for a breach of any representation or warranty of Seller shall be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing. Seller shall have no liability to Purchaser for a breach of any representation or warranty (a) unless the valid claims for all such breaches collectively aggregate more than TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($200,000.00), in which event the full amount of such valid claims shall be actionable, up to the

Cap (as defined in this Section), and (b) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said two hundred seventy (270) day period and an action shall have been commenced by Purchaser against Seller within three hundred sixty (360) days of Closing. Purchaser agrees to first seek recovery under any insurance policies, service contracts and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser's claim is satisfied from such insurance policies, service contracts or Leases. As used herein, the term "Cap" shall mean the total aggregate amount of TWO MILLION AND 00/100 DOLLARS ($2,000,000.00).

               Section 5.4 Covenants of Seller. Seller hereby covenants with Purchaser as follows:

               (a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall maintain (or cause the maintenance of) the Property in its present condition, ordinary wear and tear and casualty excepted, and continue normal operations on the Property;

               (b) Except as provided hereinbelow, a copy of any amendment, renewal or expansion of an existing Lease or of any new Lease which Seller wishes to execute between the Effective Date and the date of Closing will be submitted to Purchaser prior to execution by Seller. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt thereof of either its approval or disapproval thereof, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith. In the event Purchaser's notice, as aforesaid, is given on or prior to December 3, 1996, and in such notice Purchaser indicates that it does not approve the amendment, renewal or expansion of the existing Lease or the new Lease, which approval shall not be unreasonably withheld, Seller shall nonetheless, with regard to the lease transactions set forth on Exhibit M only, have the right to execute such new Lease, amendment, renewal or expansion, as the case may be, and Purchaser shall be deemed to have approved such agreement. In the event Purchaser's notice, as aforesaid, either (i) does not relate to any of the lease transactions set forth on Exhibit M and is given on or prior to December 3, 1996, or (ii) is given after December 3, 1996, and in such notice Purchaser indicates that it does not approve the amendment, renewal or expansion of the existing Lease or the new Lease, which approval shall not be unreasonably withheld, Seller shall may not execute such amendment, renewal or expansion of an existing Lease or such new Lease, as the case may be. In the event Purchaser fails to notify Seller in writing of its approval or disapproval within the five
(5) business day period set forth above, Purchaser shall be deemed to have approved such new Lease, amendment, renewal or expansion. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including legal fees, incurred by Seller pursuant to an amendment, a renewal, an expansion or a new Lease approved (or deemed approved) by Purchaser;

               (c) Not cause or permit the Property, or any interest therein, to be alienated, encumbered (other than by mechanic's or materialman's liens or claims which are removed or bonded against prior to Closing) or otherwise transferred, mortgaged, pledged or hypothecated;

               (d) Except for those Operating Agreements which Purchaser notifies Seller at the end of the Inspection Period should not be terminated, Seller will cause to be terminated or cancelled at or prior to Closing any Operating Agreements relating to the operation or maintenance of the Property, including, without limitation, the management agreement for the Property;

               (e) Not enter into any union contracts or collective bargaining agreements which will be binding upon Purchaser or the Property subsequent to the Closing;

               (f)  Maintain  (or  cause  the   maintenance  of)  all  casualty,
liability and hazard insurance currently in force with respect to the Property;

               (g) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall cause the work under the projects listed on Exhibit M to be performed and paid for. In the event that any of such projects is not completed by the Closing, Purchaser shall assume the owner's interest under the agreement for any such project for the period from and after the date of Closing. Seller shall not make any further payments to any contractor performing the work described on Exhibit M without Purchaser's consent, which consent shall not be unreasonably withheld. Purchaser shall receive a credit against the Purchase Price at Closing equal to that listed on page 2 of Exhibit M (Balance to Complete), to the extent such payments have not been made by Seller prior to Closing; and

               (h) From the Effective Date hereof until the Closing, use good faith efforts to complete a 5 year elevator inspection for the elevators in the Improvements.

               Section 5.5 Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties to Seller as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 4.3(C) hereof:

               (a) Organization and Authority. Purchaser is duly organized, validly existing and qualified and empowered to conduct its business, and has full power and authority to enter into and fully perform and comply with the terms of this Agreement.
Neither the execution and delivery of this Agreement nor its performance by Purchaser will conflict with or result in the breach of any contract, agreement, law, rule or regulation to which Purchaser is a party or by which Purchaser is bound. This Agreement is valid and enforceable against Purchaser in accordance with its terms and each instrument to be executed by Purchaser pursuant to this Agreement or in connection herewith will, when executed and delivered, be valid and enforceable against Purchaser in accordance with its terms. The person signing this Agreement on behalf of Purchaser is authorized to do so;

               (b) Pending Actions. To Purchaser's knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

               (c) ERISA. As of the Closing, (1) Purchaser will not be an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as "Plan"), and (2) the assets of the Purchaser will not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor ("DOL") Regulation Section 2510.3- 101.

               As of the Closing, if Purchaser is a "governmental plan" as defined in Section 3(32) of ERISA, the closing of the sale of the Property will not constitute or result in a violation of state or local statutes regulating investments of and fiduciary obligations with respect to governmental plans.

               As of the Closing, Purchaser will be acting on its own behalf and not on account of or for the benefit of any Plan.

               Purchaser has no present intent to transfer the Property to any entity, person or Plan which will cause a violation of ERISA.

               Purchaser shall not assign its interest under this contract of sale to any entity, person, or Plan which will cause a violation of ERISA.

               (d) Source of Funds. No portion of the funds to be used to purchase the Property shall be derived from any source which might subject said funds to civil or criminal forfeiture.

               Section 5.6 Survival of Purchaser's Representations and Warranties. The representations and warranties of Purchaser set forth in Section
5.5 hereof as updated as of the Closing in accordance with the terms of this Agreement, shall survive Closing for a period of two hundred seventy (270) days. Purchaser shall have no liability to Seller for a breach of any representation or warranty unless written notice containing a description of the specific nature of such breach shall have been given by Seller to Purchaser prior to the expiration of said two hundred seventy (270) day period and an action shall have been commenced by Seller against Purchaser within three hundred sixty (360) days of Closing.


                                   ARTICLE VI

                                     DEFAULT

               Section 6.1 Default by Purchaser. In the event the sale of the Property as contemplated hereunder is not consummated due to Purchaser's default hereunder, Seller shall be entitled, as its sole and exclusive remedy, to terminate this Agreement and receive the Deposit as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Deposit is a reasonable estimate thereof.

               Section 6.2 Default by Seller. In the event the sale of the Property as contemplated hereunder is not consummated due to Seller's default hereunder, or if Seller shall breach any of its representations, warranties, covenants or obligations under this Agreement, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Deposit plus reimbursement by Seller to Purchaser of Purchaser's actual out-of-pocket expenses in connection with any such default or breach, provided, however, that such reimbursement shall not in any event exceed the sum of $25,000.00, which return and reimbursement shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller's obligation to convey the Property to Purchaser in accordance with the terms of this Agreement, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Deposit and the foregoing expenses if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before sixty (60) days following the date upon which Closing was to have occurred.

               Section 6.3 Recoverable Damages. Notwithstanding Sections 6.1 and
6.2 hereof, in no event shall the provisions of Sections 6.1 and 6.2 limit the damages recoverable by either party against the other party due to the other party's obligation to indemnify such party in accordance with this Agreement.


                                   ARTICLE VII

                                  RISK OF LOSS

               Section 7.1 Minor Damage. In the event of loss or damage to the Property or any portion thereof which is not "Major" (as hereinafter defined), this Agreement shall remain in full force and effect provided that Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest in and to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller's insurance policy or the cost of such repairs as determined in accordance with Section 7.3 hereof. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser. The risk of loss until the Closing is retained by Seller, but without any obligation or liability by Seller to repair or restore the Property.

               Section 7.2 Major Damage. In the event of a "Major" loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Deposit shall be returned to Purchaser. Seller may elect to terminate this Agreement by written notice to Purchaser given within ten (10) days after Seller sends Purchaser written notice of the occurrence of such Major loss or damage (which notice shall state the cost of repair or restoration thereof as opined by an architect in accordance with Section 7.3 hereof). Purchaser may elect to terminate this Agreement either by (a) written notice to Seller of such termination given within ten (10) days after Seller sends Purchaser written notice of the occurrence of such Major loss or damage, or (b) failing to give Seller written notice during such ten (10) day period. In the event neither Seller nor Purchaser so elects to terminate this Agreement, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest in and to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, (i) the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller's insurance policy or the cost of such repairs as determined in accordance with Section 7.3 hereof, and
(ii) Seller shall execute, acknowledge and deliver to Purchaser at the Closing, in counterparts, an assignment, expressly made without representation or warranty by Seller and without recourse to Seller, of Seller's interest in any insurance or condemnation proceeds which may be payable to Seller as a result of such casualty or taking, subject, however, to Seller's right to receive reimbursement therefrom of any reasonable amounts paid or incurred by Seller for or on account of repairs and/or restoration to the Property prior to the Closing. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

               Notwithstanding anything hereinbefore provided to the contrary, in the case of a casualty, Seller shall, on or prior to the Closing, endeavor to obtain a written acknowledgement from its insurance carrier in which such carrier agrees as to the amount of the insurance proceeds and its obligation to pay such proceeds to Seller. If, at the Closing, Seller is unable to provide Purchaser with such acknowledgement, Seller shall be entitled, upon written notice delivered to Purchaser at or prior to the Closing, to reasonable adjournments of the date of Closing one or more times, for a period or periods not to exceed, in the aggregate, fifteen (15) days, to enable Seller to obtain such acknowledgement. If Seller does not so elect to adjourn the Closing, or if at the adjourned date Seller is still unable to provide such acknowledgement, then (a) Purchaser may, at its option, terminate this Agreement by written notice to Seller, in which event the sole liability of Seller shall be to direct Escrow Agent to refund the Deposit to Purchaser, and to refund to Purchaser the title examination, search and survey charges referred to in Section 2.2 above; or (b) Purchaser may purchase the Property without such acknowledgement. Upon such refund being made to Purchaser in accordance with clause (a) of the immediately preceding sentence, then this Agreement shall automatically become void and of no further force or effect, and neither party shall have any obligations of any nature to the other hereunder or by reason hereof, except obligations which, pursuant to the provisions of this Agreement, are expressly stated to survive the termination of this Agreement. If Seller elects to adjourn the Closing as provided above, this Agreement shall remain in effect for the period or periods of adjournments, in accordance with its terms.

               Section 7.3 Definition of "Major" Loss or Damage. For purposes of Sections 7.1 and 7.2, "Major" loss or damage refers to the following: (a) loss or damage to the Property hereof such that the cost of repairing or restoring the premises in question to substantially the same condition which existed prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00), and (b) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If Purchaser does not give written notice to Seller of Purchaser's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

                                  ARTICLE VIII

                                   COMMISSIONS

               Section 8.1 Brokerage Commissions. With respect to the transaction contemplated by this Agreement, Seller represents that its sole broker is Bender & Company, Inc. ("Seller's Broker"), and Purchaser represents that it has no broker. Each party hereto agrees that if any person or entity, other than the Seller's Broker, makes a claim for brokerage commissions or finder's fees related to the sale of the Property by Seller to Purchaser, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys' fees) in connection therewith. The provisions of this paragraph shall survive Closing or any termination of this Agreement.


                                   ARTICLE IX

                             DISCLAIMERS AND WAIVERS

               Section 9.1 No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller or its brokers or agents to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Neither Seller, nor any affiliate of Seller, nor the person or entity which prepared any report or reports delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such reports.

               SECTION 9.2 AS-IS SALE; DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

               PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES,
STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, OFFERING PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD "AS-IS."

               PURCHASER  REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED,  OR
WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS,
SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

               Section  9.3  Survival of  Disclaimers.  The  provisions  of this
Article IX shall survive Closing or any termination of this Agreement.


                                    ARTICLE X

                                  MISCELLANEOUS

               Section 10.1 Confidentiality. Purchaser and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that it is understood and agreed that Purchaser may disclose such data and information to the employees, lenders, consultants, accountants and attorneys of Purchaser provided that such persons agree to treat such data and information confidentially in accordance with that certain access agreement dated November 8, 1996 between Seller and Purchaser. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Deposit to Purchaser, such Deposit shall not be returned to Purchaser unless and until Purchaser has fulfilled its obligation to return to Seller the materials described in the preceding sentence. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 10.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 10.1 shall survive Closing or any termination of this Agreement.

               Section 10.2 Public Disclosure. Prior to and after the Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form approved by Purchaser and Seller. The provisions of this Section 10.2 shall survive the Closing or any termination of this Agreement.

               Section 10.3 Assignment.

               (a) Subject to the provisions of this Section 10.3, the terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto. Purchaser may not assign its rights under this Agreement without first obtaining Seller's written approval, which approval may be given or withheld in Seller's sole discretion. In the event Purchaser intends to assign its rights hereunder, (i) Purchaser shall send Seller written notice of its request at least five (5) business days prior to Closing, which request shall include the legal name and structure of the proposed assignee, as well as any other information that Seller may reasonably request, and (ii) Purchaser and the proposed assignee shall execute an assignment and assumption of this Agreement in form and substance reasonably satisfactory to Seller, and
(iii) in no event shall any assignment of this Agreement release or discharge Purchaser from any liability or obligation hereunder. Notwithstanding the foregoing, under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller's sale of the Property to such person or entity would, in the reasonable opinion of Seller's ERISA advisor, create or otherwise cause a "prohibited transaction" under ERISA. The sale or other transfer of any interest in Purchaser, including, but not limited to (i) in the event Purchaser is a corporation, a sale or transfer of the capital stock of Purchaser which is not publicly traded or the issuance by Purchaser of additional shares of such capital stock, except to shareholders of record of capital stock of Purchaser on the Effective Date, or (ii) in the event Purchaser is a partnership, the sale or transfer of any general partnership interest in Purchaser, shall be deemed an assignment or a transfer of Purchaser's interest, or a part thereof, under this Agreement. The provisions of this Section 10.3 shall survive the Closing or any termination of this Agreement.

               (b) Notwithstanding anything to the contrary hereinbefore contained in this Agreement, Purchaser shall have the right, without Seller's prior written consent, to assign or transfer any of Purchaser's rights, obligations and interests under this Agreement prior to the Closing to an Affiliate (as hereinafter defined), but no such assignment or transfer shall be deemed a release of Purchaser from its liabilities or obligations under this Agreement and such assignment or transfer shall not be permitted if it shall cause a violation of ERISA. For the purposes of this Section 10.3, an Affiliate shall mean any corporation which, directly or indirectly, controls or is controlled by, or is under common control with Purchaser, Cali Realty, L.P. and/or Cali Realty Corporation. For the purposes of this definition, "control" (including "controlling", "controlled by" and "under common control with") as used with respect to any corporation means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise. Purchaser shall, in connection with any assignment or transfer permitted under this Section 10.3(b), provide Seller with a copy of any documentation evidencing such assignment or transfer at least five (5) business days prior to the Closing.

               (c) Notwithstanding anything to the contrary set forth in this Agreement, Purchaser shall be liable to pay, and agrees to pay in full at or prior to Closing, the transfer tax (if any) and any other applicable tax or assessment, which is or may be due on (i) any transfer of Purchaser's interest in this Agreement with respect to which Seller has provided Seller's prior written consent (however, Seller has no obligation to provide Seller's written consent with respect to any such transfer), (ii) any sale or transfer of capital stock of Purchaser which is publicly traded, or any issuance of capital stock of Purchaser, regardless of whether such sale, transfer or issuance is made to shareholders of record of capital stock of Purchaser on the Contract Date, (iii) any sale or transfer of any partnership interests in Purchaser, and (iv) any transfer of Purchaser's interest in this Agreement to an Affiliate, and Purchaser and any such assignee and transferee (if any) shall jointly and severally indemnify and hold harmless Seller and Seller's successors and assigns, from and against any and all claims, damages, losses, costs, expenses and liabilities, including, without limitation, attorneys' fees and disbursements, arising out of Purchaser's failure to comply with its obligations under this Section 10(c).

               Section 10.4 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:



If to Seller:                        Metropolitan Life Insurance Company
                                     200 Park Avenue, 12th floor
                                     New York, NY  10166
                                     Attention: Joanne Lyons
                                     Telephone No. (212) 578-2892
                                     Telecopy No. (212) 679-3899

with a copy to:                      Metropolitan Life Insurance Company
                                     One Madison Avenue
                                     New York, NY  10010
                                     Attention: William P. Gardella
                                     Telephone No. (212) 578-5884
                                     Telecopy No. (212) 685-5927

If to Purchaser:                     Cali Realty Acquisition Corp.
                                     11 Commerce Drive
                                     Cranford, NJ  07016-3549
                                     Attention: John R. Cali
                                     Telephone No. (908) 272-8000
                                     Telecopy No. (908) 272-6755
with copies to:                      Pryor, Cashman, Sherman & Flynn
                                     410 Park Avenue
                                     New York, NY  10022
                                     Attention: Wayne Heicklen, Esq.
                                     Telephone No. (212) 326-0854
                                     Telecopy No. (212) 326-0812

and                                  Cali Realty Acquisition Corp.
                                     11 Commerce Drive
                                     Cranford, NJ  07016-3549
                                     Attention: Roger W. Thomas, General Counsel
                                     Telephone No. (908) 272-8000
                                     Telecopy No. (908) 272-6755

               Section 10.5 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

               Section 10.6 Entire Agreement. This Agreement, including the exhibits and schedules hereto, contains the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter, other than any confidentiality agreement executed by Purchaser in connection with the Property.

               Section 10.7 Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement. The provisions of this Section 10.7 shall survive Closing.

               Section 10.8 Counterparts. This Agreement may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

               Section 10.9 Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

               Section 10.10 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

               Section 10.11 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located. Purchaser and Seller agree that the provisions of this Section 10.11 shall survive the Closing or any termination of this Agreement.

               Section 10.12 No Third-Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

               Section 10.13 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

               Section 10.14 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

               Section 10.15 Recordation. This Agreement may not be recorded by any party hereto without the prior written consent of the other party hereto. The provisions of this Section 10.15 shall survive the Closing or any termination of this Agreement.

               Section 10.16 Purchaser Approval. Notwithstanding any other provision of this Agreement, the obligation of Purchaser to consummate the transaction contemplated herein shall be subject to the condition that the Board of Directors of Purchaser shall have approved the sale of the Property to Purchaser, pursuant to the terms and conditions of this Agreement, on or prior to December 3, 1996. If Purchaser fails to notify Seller by 5:00 p.m. (local time at the Property) on December 3, 1996 that its Board of Directors has approved the sale of the Property to Purchaser pursuant to the terms hereof, then this Agreement shall terminate and neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement), the Deposit, or portion thereof previously deposited with Escrow Agent, shall be returned to Purchaser and each party shall bear its own costs hereunder.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:

METROPOLITAN LIFE INSURANCE COMPANY,
a New York corporation


By:    /s/Joanne M. Lyons
       ------------------
       Joanne M. Lyons
       Assistant Vice-President


PURCHASER:

CALI REALTY ACQUISITION CORP.,
a Delaware corporation


By:   /s/ John R. Cali
      ----------------
      John R. Cali
      Title: Chief Administrative Officer
             and Head of Acquisitions


     Escrow Agent executes this Agreement below solely for the purpose of acknowledging that it agrees to be bound by the provisions of Sections 1.5 and
1.6 hereof.

ESCROW AGENT:

STEWART TITLE GUARANTY COMPANY,
a Texas corporation


By: __________________________
Name: ________________________
Title: _______________________

                                TABLE OF CONTENTS


ARTICLE I                  PURCHASE AND  SALE

         Section 1.1                Agreement of Purchase and Sale..............
         Section 1.2                Property Defined............................
         Section 1.3.               Purchase Price..............................
         Section 1.4                Payment of Purchase Price...................
         Section 1.5                Deposit.....................................
         Section 1.6                Escrow Agent................................

ARTICLE  II                TITLE AND SURVEY
         Section 2.1                Existing Title and Survey Matters...........
         Section 2.2                Pre-Closing "Gap" Title Defects.............
         Section 2.3                Permitted Exceptions........................
         Section 2.4                Conveyance of Title.........................

ARTICLE III                REVIEW OF PROPERTY
         Section 3.1                Right of Inspection.........................
         Section 3.2                Environmental Reports.......................
         Section 3.3                Right of Termination........................
         Section 3.4                Review of Tenant Estoppels..................

ARTICLE IV                 CLOSING
         Section 4.1                Time and Place..............................
         Section 4.2                Seller's Obligations at Closing.............
         Section 4.3                Purchaser's Obligations at Closing..........
         Section 4.4                Credits and Prorations......................
         Section 4.5                Transaction Taxes and Closing Costs.........
         Section 4.6                Conditions Precedent to Obligation of
                                    Purchaser...................................
         Section 4.7                Conditions Precedent to Obligation of
                                    Seller......................................

ARTICLE V                  REPRESENTATIONS, WARRANTIES AND COVENANTS
         Section 5.1                Representations and Warranties of
                                    Seller......................................
         Section 5.2                Knowledge Defined...........................
         Section 5.3                Survival of Seller's Representations and
                                    Warranties..................................
         Section 5.4                Covenants of Seller.........................
         Section 5.5                Representations and Warranties of
                                    Purchaser...................................
         Section 5.6                Survival of Purchaser's Representations
                                    and Warranties..............................

ARTICLE VI                 DEFAULT
         Section 6.1                Default by Purchaser........................
         Section 6.2                Default by Seller...........................
         Section 6.3                Recoverable Damages.........................

ARTICLE VII                RISK OF LOSS
         Section 7.1                Minor Damage................................
         Section 7.2                Major Damage................................
         Section 7.3                Definition of "Major" Loss or Damage........

ARTICLE VIII               COMMISSIONS

         Section 8.1                Brokerage Commissions.......................

ARTICLE IX                 DISCLAIMERS AND WAIVERS
         Section 9.1                No Reliance on Documents....................
         SECTION 9.2                AS-IS SALE; DISCLAIMERS.....................
         Section 9.3                Survival of Disclaimers.....................

ARTICLE X                  MISCELLANEOUS
         Section 10.1               Confidentiality.............................
         Section 10.2               Public Disclosure...........................
         Section 10.3               Assignment..................................
         Section 10.4               Notices.....................................
         Section 10.5               Modifications...............................
         Section 10.6               Entire Agreement............................
         Section 10.7               Further Assurances..........................
         Section 10.8               Counterparts................................
         Section 10.9               Facsimile Signatures........................
         Section 10.10              Severability................................
         Section 10.11              Applicable Law..............................
         Section 10.12              No Third-Party Beneficiary..................
         Section 10.13              Captions....................................
         Section 10.14              Construction................................
         Section 10.15              Recordation.................................
         Section 10.16              Purchaser Approval..........................

         A        DESCRIPTION OF LAND
         B        LIST OF PERSONAL PROPERTY
         C        LIST OF OPERATING AGREEMENTS
         D        LIST OF ENVIRONMENTAL REPORTS
         E        FORM OF TENANT ESTOPPEL CERTIFICATE
         F        TENANT ESTOPPEL STANDARDS
         G        FORM OF DEED
         H        FORM OF BILL OF SALE
         I        FORM OF ASSIGNMENT OF LEASES
         J        FORM OF ASSIGNMENT OF CONTRACTS
         K        FORM OF TENANT NOTICE
         L        FORM OF FIRPTA CERTIFICATE
         M        LIST OF CERTAIN TENANT COSTS AND COMMISSIONS
         N        LIST OF BROKERAGE AGREEMENTS
         O        LIST OF SPECIFIED LITIGATION
         P        LIST OF VIOLATION NOTICES
         Q        RENT ROLL
         R        EXISTING TITLE AND SURVEY MATTERS

                                    EXHIBIT A

                               DESCRIPTION OF LAND



                             Exhibit A - Page 1 of 1

                                    EXHIBIT B

                            LIST OF PERSONAL PROPERTY




All furniture, furnishings, appliances, equipment, tools and supplies, if any, presently located in or on the Property to the extent that the same are owned by Seller and will be in existence on the date of Closing (no representation being given in any respect whatsoever by Seller that any such furniture, furnishings, appliances, equipment, tools and supplies are in fact presently located in or on the Property or that the same are in fact owned by the Seller and/or will be in existence on the date of Closing).

                             Exhibit B - Page 1 of 1

                                                              EXHIBIT C

                                                    LIST OF OPERATING AGREEMENTS

VENDOR                                          AGREEMENT                                                               CANCELLATION
NAME                                            DATE                  PURPOSE                             TERM            CLAUSE
----                                            ----                  -------                             ----            ------
Dover Elevator Company                          9-1-96            Elevator Maintenance                    3 years          30 days

National Metal & Marble
         Maintenance                            7-1-96            Metal Refinishing                       1 year           10 days

Interboro Disposal &
         Recycling Corp.                        7-1-96            Trash Removal                           1 year           10 days

Diversey Water
         Technologies, Inc.                     7-1-96            Water Treatment                         1 year           10 days

Valcourt Building
         Services of NJ, Inc.                   6-1-96            Window Cleaning                         1 year           10 days

International Service
         Systems                                8-1-96            Janitorial                              1 year           10 days

GS Edwards                                      8-1-96            Fire Panel                              1 year           10 days

Rentokil Environmental
         Services                               7-1-96            Interior Plant Maintenance              1 year           10 days

S. Guerriero Landscaping
         Contractors                            3-1-96            Landscaping Maintenance                 11-30-96         10 days

Lake Construction                               10-28-96          Parking Garage Repair Work              12-15-96         10 days

Carrier Corporation                             4-1-96            HVAC System                             1 year           10 days

Cooper Pest Control                             7-1-96            Pest Control Services                   1 year           10 days

Borg Warner                                     not yet signed    Security Services                       1 year           10 days



                                                       Exhibit C - Page 1 of 1

                                    EXHIBIT D

                          LIST OF ENVIRONMENTAL REPORTS


Phase I Environmental Report prepared by Langan Engineering and
Environmental Services, Inc. dated August 30, 1996

Phase II Environmental Report prepared by Law Associates dated
December 9, 1991

Phase I Environmental Report prepared by Law Associates dated
October 15, 1991


                             Exhibit D - Page 1 of 1

                                    EXHIBIT E

                              TENANT ESTOPPEL FORM


              , 1996

Cali Realty Acquisition Corp.
11 Commerce Drive
Cranford, NJ  07016-3549

Metropolitan Life Insurance Company
200 Park Avenue, 12th floor
New York, NY  10166

Re:      Lease dated  _____________________ , 199 (the "Lease") executed between
         _________________________________________,                          and
         ________________________________________________     ("Tenant"),    for
         premises located at One Bridge Plaza, Bridge Plaza, North Marginal Road, Fort Lee, New Jersey

Gentlemen:

     The undersigned Tenant understands that Cali Realty Acquisition Corp. or its assigns intend to acquire fee title to that property located at One Bridge Plaza, Bridge Plaza, North Marginal Road, Fort Lee, New Jersey (the "Property") from Metropolitan Life Insurance Company ("Landlord"). The undersigned Tenant does hereby certify to you as follows:

         A. Tenant has entered into a certain lease together with all amendments (the "Lease") as described on Schedule 1 attached hereto.

         B. The Lease is in full force and effect and has not been modified, supplemented, or amended except as set forth on Schedule 1 attached hereto.

         C. Tenant has not given Landlord written notice of any dispute between Landlord and Tenant or that Tenant considers Landlord in default under the Lease.

         D. Tenant does not claim any offsets or credits against rents payable under the Lease.

         E. Tenant has not paid a security or other deposit with respect to the Lease, except as follows: .

         F.  Tenant  has  fully  paid  rent  to  and   including  the  month  of
                      , 1996.

         G.  Tenant has not paid any  rentals in advance  except for the current
         month of        , 199_.

         H.  The Lease expires on ____________________________.

         I. Tenant has no options, rights of first offer or rights of first refusal to purchase the Property, except as follows:

                             Exhibit E - Page 1 of 2

TENANT:

_________________________________
a _______________________________

By: _____________________________
Name: ___________________________
Title: __________________________



                             Exhibit E - Page 2 of 2

                                    EXHIBIT F

                            TENANT ESTOPPEL STANDARDS


Each tenant who leases at least 10,000 rentable square feet of space in the Improvements.

The Tenant Estoppels shall cover, in the aggregate, at least seventy-five (75%) percent of the total leased space in the Improvements as of the Effective Date.


                             Exhibit F - Page 1 of 1

                                    EXHIBIT G

                                  FORM OF DEED





                             Exhibit G - Page 1 of 3

                                    EXHIBIT H

                              FORM OF BILL OF SALE

         KNOW ALL MEN BY THESE PRESENTS, that METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (the "Seller"), for and in consideration of the sum of Ten Dollars and other valuable consideration to it in hand paid by CALI REALTY ACQUISITION CORP., a Delaware corporation (the "Purchaser"), the receipt and sufficiency of which are hereby acknowledged, hereby sells, assigns, transfers and conveys unto said Purchaser any and all of Seller's right, title and interest in and to all tangible personal property located upon the land described in Exhibit "A" attached hereto and hereby made a part hereof (the "Land") or within the improvements located thereon, including, without limitation, any and all appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by Seller (excluding cash and any software), used exclusively in the operation of the Land and improvements, as is, where is, and without warranty of title or use, and without warranty, express or implied, of merchantability or fitness for a particular purpose.

         TO HAVE AND TO HOLD all of said personal property unto Purchaser, its successors and assigns, to its own use forever.

         IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the day of , 199 .

                                           METROPOLITAN LIFE INSURANCE COMPANY,
                                           a New York corporation


                                           By:_________________________
                                           Name:
                                           Title:


                  [ACKNOWLEDGEMENTS AND/OR WITNESSES TO BE ADDED
                  IF REQUIRED UNDER APPLICABLE STATE LAW]



                                  SCHEDULE "1"
                                LEGAL DESCRIPTION
                                [To be attached]

                             Exhibit H - Page 1 of 1

                                    EXHIBIT I

                          FORM OF ASSIGNMENT OF LEASES

         THIS ASSIGNMENT OF LEASES (the "Assignment") is made as of this day of , 199 between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, ("Assignor") and CALI REALTY ACQUISITION CORP., a Delaware corporation ("Assignee").

         For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on Exhibit "A" attached hereto and incorporated herein by this reference, more commonly known as One Bridge Plaza located in the Borough of Fort Lee, County of Bergen, State of New Jersey (the "Property"), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest in, to and under any and all existing and outstanding leases, licenses and occupancy agreements (collectively, the "Leases"), of the improvements comprising a part of the Property, including without limitation, all those Leases described on Exhibit "B" attached hereto and incorporated herein by this reference, together with all security deposits tendered under the Leases remaining in the possession of Assignor.

         Assignee does hereby assume and agree to perform all of Assignor's obligations under or with respect to the Leases accruing from and after the date hereof, including without limitation, any and all obligations to pay leasing commissions and finder's fees which are due or payable after the date hereof with respect to the Leases, and claims made by tenants with respect to the tenants' security deposits to the extent paid, credited or assigned to Assignee by Assignor. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignee's obligations hereunder. Assignor shall remain liable for all of Assignor's obligations under or with respect to the Leases accruing prior to the date hereof. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignor's obligations hereunder.

         This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

         This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                             Exhibit I - Page 1 of 2

         IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.



                                           ASSIGNOR:


                                           METROPOLITAN LIFE INSURANCE COMPANY,
                                           a New York corporation


                                           By:_________________________
                                           Name:
                                           Title:



                                           ASSIGNEE:

                                           CALI REALTY ACQUISITION CORP.,
                                           a Delaware corporation


                                           By:_________________________
                                           Name:
                                           Title:



                  [ADD STATE SPECIFIC ACKNOWLEDGEMENTS AND/OR
                  WITNESSES FOR ASSIGNOR AND ASSIGNEE]


                                  SCHEDULE "1"
                                LEGAL DESCRIPTION

                                  SCHEDULE "2"
                                     LEASES

                                [To be attached]









                             Exhibit I - Page 2 of 2

                                    EXHIBIT J

                         FORM OF ASSIGNMENT OF CONTRACTS

         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES (the "Assignment") is made as of the day of , 199 between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, ("Assignor") and CALI REALTY ACQUISITION CORP., a Delaware corporation ("Assignee").

         For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on Exhibit "A" attached hereto and incorporated herein by this reference, more commonly known as One Bridge Plaza located in the Borough of Fort Lee, County of Bergen, State of New Jersey (the "Property"), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, to the extent assignable, in, to and under any and all of the following, to wit:

         (i) the  contracts and  agreements  listed and described on Exhibit "B"
         attached  hereto  and  incorporated   herein  by  this  reference  (the
         "Contracts"),

         (ii) all existing warranties and guaranties (express or implied) issued to Assignor in connection with the improvements or the personal property being conveyed to Assignee by Bill of Sale on the date hereof,

         (iii) all existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, and

         (iv) the non-exclusive right to the name "One Bridge Plaza."

All items described in (ii), (iii) and (iv) above are hereinafter collectively referred to as "Intangible Property."

         Assignee does hereby assume and agree to perform all of Assignor's obligations under the Contracts and Intangible Property accruing from and after the date hereof. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignee's obligations hereunder. Assignor shall remain liable for all of Assignor's obligations under the Contracts and Intangible Property accruing prior to the date hereof. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignor's obligations hereunder.

                             Exhibit J - Page 1 of 2

         This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

         This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.


                                            ASSIGNOR:

                                            METROPOLITAN LIFE INSURANCE COMPANY,
                                            a New York corporation


                                            By:________________________
                                            Name:
                                            Title:


                                            ASSIGNEE:

                                            CALI REALTY ACQUISITION CORP.,
                                            a Delaware corporation


                                            By:________________________
                                            Name:
                                            Title:


                  [ADD STATE SPECIFIC ACKNOWLEDGEMENTS AND/OR
                  WITNESSES FOR ASSIGNOR AND ASSIGNEE]

                                   SCHEDULE "1
                                LEGAL DESCRIPTION

                                  SCHEDULE "2"
                                    CONTRACTS

                                [To be attached]




                             Exhibit J - Page 2 of 2

                                    EXHIBIT K

                              FORM OF TENANT NOTICE

TENANT NOTIFICATION LETTER
 [DATE OF SALE CLOSING]

HAND DELIVERED

TO: All Tenants at One Bridge Plaza, Bridge Plaza, North Marginal Road, Fort Lee, NJ

RE:      One Bridge Plaza
         Notification Regarding Change of Ownership


This letter is to notify you as a tenant at One Bridge Plaza, Bridge Plaza, North Marginal Road, Fort Lee, New Jersey (the "Property"), that the Property has been sold by Metropolitan Life Insurance Company, a New York corporation
("Seller"), to Cali Realty Acquisition Corp., a Delaware corporation ("Purchaser"). As of the date hereof, your Lease has been assigned by Seller to Purchaser. From the date of this letter, any and all unpaid rent as well as all future rent, or any other amounts due under the terms of your Lease, shall be directed as follows:

      TO:   ______________________

      ATTN: ______________________

      AT:   ______________________

            ______________________


As part of the sale, all refundable tenant deposits, if any, actually held by Seller with respect to the Property have been transferred to, and Seller's obligations with respect to such deposits have been assumed by, Purchaser as of the date of this letter. Any and all payments of rent (or other sums due under your Lease) hereafter paid to any party other than Purchaser shall not relieve you of the obligation of making said payment to Purchaser.

Seller:             METROPOLITAN LIFE INSURANCE COMPANY,
                    a New York corporation

                    By:  _______________________________
                    Name:
                    Title:

Purchaser:          CALI REALTY ACQUISITION CORP.,
                    a Delaware corporation

                    By:  _______________________________
                    Name:
                    Title:

                             Exhibit K - Page 1 of 1

                                    EXHIBIT L

                           FORM OF FIRPTA CERTIFICATE

                    CERTIFICATE REGARDING FOREIGN INVESTMENT
                            IN REAL PROPERTY TAX ACT

                               (ENTITY TRANSFEROR)

         Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a U.S. real property interest by METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Transferor"), Transferor hereby certifies:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

         2. Transferor's Federal Employer Identification Number is 13-5581829.


         3. Transferor's office address is:

                  One Madison Avenue
                  New York, New York  10010; and

         4. The address or description of the property which is the subject matter of the disposition is One Bridge Plaza, Bridge Plaza, North Marginal Road, Fort Lee, New Jersey.

         Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Transferor declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.

                                            METROPOLITAN LIFE INSURANCE COMPANY,
                                            a New York corporation


                                            By:________________________
                                            Name:
                                            Title:

Dated:__________________


                             Exhibit L - Page 1 of 1

                                    EXHIBIT M

                  LIST OF CERTAIN TENANT COSTS AND COMMISSIONS



                             Exhibit M - Page 1 of 1

                                    EXHIBIT N

                          LIST OF BROKERAGE AGREEMENTS

         Lease Commission Agreement dated _________________ by and between Metropolitan Life Insurance Company and ______________________




                             Exhibit N - Page 1 of 1

                                    EXHIBIT O

                          LIST OF SPECIFIED LITIGATION




Media Adventures

                             Exhibit O - Page 1 of 1

                                    EXHIBIT P

                            LIST OF VIOLATION NOTICES




None

                             Exhibit P - Page 1 of 1

                                    EXHIBIT Q

                                    RENT ROLL

                             Exhibit Q - Page 1 of 1

                                    EXHIBIT R

                        EXISTING TITLE AND SURVEY MATTERS


The state of facts shown on the Survey

Easement between Public Service Electric and Gas Company and New Jersey Bell Telephone Company as contained in Book 6580, Page 82.

Easement between Public Service Electric and Gas Company and New Jersey Bell Telephone Company as contained in Book 6596, Page 977.

Restrictions as contained in Deed Book 5337, Page 155.

Based upon a survey made by Warren D. Skrable, dated September 20, 1996, the company hereby insures against loss or damage which the insured shall sustain by reason of any encroachments, overlaps, boundary line disputes or easements, except as follows:

A.       Mislocation and encroachment of chain link fence along
         Northerly line.
B.       Encroachment of walls and sign in bed of central road.
C. Storm sewer pipes crossing Southeasterly and Southwesterly portion of premises.

Assignment and Assumption of Lease, recorded June 18, 1985, in Book 6928, Page 384.

Memorandum of Lease Agreement, recorded on September 22, 1995, in Book 7821, Page 921.

Assignment of Lessee's interest in Lease Agreement, recorded September 22, 1995 in Book 7821, Page 923.

UCC-1 #5338R-93, recorded on December 22, 1993

UCC-1 #5339R-93, recorded on December 22, 1993

UCC-1 #1154R-96, recorded March 11, 1996


                             Exhibit R - Page 1 of 1